UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 6, 2026

Date of Report (date of earliest event reported)

APYX MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31885	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5115 Ulmerton Road, Clearwater, Florida 33760

(Address of principal executive offices, zip code)

(727) 384-2323

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	APYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K, Apyx Medical Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the adoption of the Company’s 2026 Share Incentive Plan (the “2026 Plan”).

A summary of the 2026 Plan is contained, under the heading “Approval of the 2026 Share Incentive Plan”, in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 26, 2026 (the “Proxy Statement”).

The foregoing description of the 2026 Plan is qualified in its entirety by reference to the full text of the 2026 Plan that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 6, 2026, the following proposals were submitted to the stockholders of the Company at its Annual Meeting: (1) the election of five (5) directors; (2) the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; (3) the approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers; and (4) the approval of the Company’s 2026 Share Incentive Plan.

The proposals are described in more detail in the Proxy Statement.

The following are the final voting results for each proposal:

Proposal 1:	The Company’s stockholders elected each of the following five (5) directors to serve on the Board of Directors of the Company until the 2027 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, by the following vote:

Name	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes

Stavros G. Vizirgianakis	18,051,294	4,083,005	84,359	7,677,267

Charles D. Goodwin	21,338,164	788,416	92,078	7,677,267

Lawrence J. Waldman	21,332,747	718,782	167,129	7,677,267

Minnie Baylor-Henry	15,400,914	6,650,608	167,136	7,677,267

Wendy Levine	15,395,258	6,656,271	167,129	7,677,267

Proposal 2:	The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
29,814,618	31,610	49,697	-

Proposal 3:	The Company’s stockholders approved a non-binding advisory resolution supporting the compensation of the Company’s named executive officers, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
21,458,554	669,298	90,806	7,677,267

Proposal 4:	The Company’s stockholders approved the Company’s 2026 Share Incentive Plan, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
16,186,776	2,755,882	3,276,000	7,677,267

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Apyx Medical Corporation 2026 Share Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2026	APYX MEDICAL CORPORATION

	By:	/s/ Matthew Hill
Matthew Hill
Chief Financial Officer, Secretary and Treasurer